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                                                                        EX 10.68


                               FIRST AMENDMENT TO
                           SUBORDINATED LOAN AGREEMENT

      THIS FIRST AMENDMENT TO SUBORDINATED LOAN AGREEMENT (the "Amendment") dated as of July 20, 2000 is by and between NEW CENTURY MORTGAGE CORPORATION, a corporation organized under the laws of the State of California (the "Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Lender").

      WITNESSETH THAT:

      WHEREAS, the Borrower and the Lender are parties to a Subordinated Loan Agreement dated as of April 28, 2000 (the "Loan Agreement"), pursuant to which the Lender provides the Borrower with a subordinated loan facility; and

      WHEREAS, the Borrower and the Lender have agreed to amend the Loan Agreement upon the terms and conditions herein set forth;

      NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree as follows:

      1. Certain Defined Terms. Each capitalized term used herein without being defined herein that is defined in the Loan Agreement shall have the meaning given to it therein.

      2. Amendment to Loan Agreement. The Loan Agreement is hereby amended as follows:

            (a) Section 3.2 of the Credit Agreement is hereby amended to add the following subsection at the end thereof:

            3.2(g) As an additional condition to the making of the Additional Subordinated Loan to be made between October 1, 2000 and December 31, 2000, all "Purchased Receivables" (as defined in the Purchase Agreement dated as of July 20, 2000 between the Borrower and the Lender) shall have been paid in full or repurchased by the Borrower on or before the earlier of (i) the date of such Additional Subordinated Loan and (ii) October 7, 2000.

      3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective when the Lender shall have received a counterpart of this Amendment, duly executed by the Borrower, provided the following conditions are satisfied:

            (a) The Lender shall have received the following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

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                  (i) copy of resolutions of the Board of Directors of each
                  Borrower, certified by its respective Secretary or Assistant Secretary, authorizing or ratifying the execution, delivery and performance of this Amendment and the other agreements, documents and instruments related hereto;

                  (ii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of each Borrower made or entered following the date of the most recent certified copies thereof furnished to the Lender;

                  (iii) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment; and

                  (iv) such other documents, instruments, opinions and approvals as the Lender may reasonably request.

      5. Acknowledgments. The Borrower and the Lender acknowledge that, as amended hereby, the Loan Agreement remains in full force and effect with respect to the Borrower and the Lender, and that each reference to the Loan Agreement in the Loan Documents shall refer to the Loan Agreement as amended hereby. The Borrower confirms and acknowledges that it will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Borrower represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and has been duly authorized by all necessary corporate action;
(ii) this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and
(iii) no Event of Default or Default exists.

      6. General.

            (a) The Borrower agrees to reimburse the Lender upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Lender in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lender harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Loan Agreement.


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            (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

            (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

            (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

            (e) This Amendment shall be binding upon the Borrower, the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lender and the successors and assigns of the Lender.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                          NEW CENTURY MORTGAGE
                                          CORPORATION

                                          By /s/ Edward F. Gotschall
                                             -----------------------------------
                                          Its CFO
                                              ---------------------------------


                                          U.S. BANK NATIONAL ASSOCIATION

                                          By  Edwin D. Jenkins
                                             -----------------------------------
                                          Its  Senior Vice President
                                              ---------------------------------